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                                                                    EXHIBIT 10.1


                         SIERRA NEVADA ADVISORS, INC.
                        5505 E. Carson Street, Ste. 341
                              Lakewood, CA 90713
                    Phone (562) 421-2063 Fax (562) 421-7443


October 5, 1999

Ms. Tami Tischner, President
Color Strategies, Inc.
5015 W. Sahara Ave., #184
Las Vegas, Nevada 89102

Dear Ms. Tischner:

This letter agreement (the "Agreement") shall confirm the engagement of Sierra Nevada Advisors, Inc. ("Sierra") to serve as Corporate Finance Advisor, whereby "Sierra" will advise "Color" with regards to issues such as the raising of funds as a public company, introducing potential acquisition candidates and introducing "Color" to potential investors.

"Sierra" agrees to commit at least 20 hours per month to completing the aforementioned duties, for a period of 3 months beginning at the signing of this Agreement.

"Color" agrees to pay "Sierra" the sum of $10,000 in order to secure the Advisory services of "Sierra", to be paid at the signing of this agreement.

Yours truly
SIERRA NEVADA ADVISORS, INC.

By:  /s/ D. Mihran Freeland
   -------------------------
D. Mihran Freeland
President


COLOR STRATEGIES

Agreed on this 5th day of October 1999.

By:  /s/ Tami Tischner
   -------------------------
Tami Tischner
President